UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 27, 2005



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE           0-21802        34-1741211
                   (STATE OR OTHER   (COMMISSION FILE   (IRS EMPLOYER
                   JURISDICTION OF         NUMBER)      IDENTIFICATION
                  INCORPORATION OR                            NO.)
                    ORGANIZATION)


            3450 W. CENTRAL AVENUE, SUITE 328 TOLEDO, OHIO     43606
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01  Other  Events

N-Viro International Corporation announced yesterday in a press release that the Company has settled a debt with it's former law firm, which is attached as
Exhibit  99.1,  and  is  incorporated  by  reference  into  this  item.


Item  9.01  -  Financial  Statements  and  Exhibits

     (d)     Exhibits

               Exhibit  No.     Description
               ------------     -----------
               99.1             Press  Release  dated  January  5,  2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:             January 6, 2006                By:       /s/  James K. McHugh
                   ---------------                          --------------------
                                                               James  K.  McHugh
                                                       Chief  Financial  Officer